United
                    New Concepts
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1999

MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1999


Dear Shareholder:


This report relates to the operation of United New Concepts Fund for the fiscal year ended March 31, 1999. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The United States economy remained strong over the past year. The political and social climate around the world, particularly in the United States, provided for a favorable market environment. Signs of recovery began to surface in the Asia Pacific region, with the notable exception of Japan. Any potential for a decisive economic turnaround in Japan has been muted by the underlying need for a restructuring of virtually the country's entire economy. The European economies remained somewhat lackluster during the past year, while Latin America began to slow.

We continued our emphasis on companies that provide strong growth opportunities, both in existing markets as well as new and developing ones. Significant exposure to technology, particularly the Internet and telecommunications, as well as consumer services, contributed to strong performance by the Fund. Since taking over as Fund Manager in February of 1999, I increased the Fund's focus on the mid capitalization segment of the market. With the exception of a change in capitalization focus, the objective of the Fund remains unchanged.

The strategies and techniques we applied resulted in the performance of the Fund significantly exceeding that of the indexes charted on the following page.
Those indexes reflect the performance of securities that generally represent the small companies sector of the stock market (the NASDAQ Industrials Index) and the universe of funds with similar investment objectives (the Lipper Small Company Growth Fund Universe Average).

Although the timing is difficult to predict, we believe that global economic growth is likely to moderate during the latter part of this year. Deflation, or at best a lack of pricing power, will continue to pose a challenge for many industries. Consequently, companies that offer significant real growth opportunities should continue to command a premium. However, some of the extremely high relative valuations that have been afforded a handful of large capitalization stocks may come under pressure. These are the very stocks that have largely been responsible for the unusually strong performance of the popular indexes. Consequently, we expect financial market performance to moderate going forward.

Zachary H. Shafran is primarily responsible for the management of the portfolio of the Fund. Mr. Shafran has held his responsibilities since February 1999. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Shafran has served as the portfolio manager for another investment company managed by WRIMCO, since January 1996, Mr. Shafran has served as an investment analyst with WRIMCO, and has been an employee of WRIMCO, since June 1990.

Thank you very much for your continued support and confidence in our organization.

Respectfully,



Zachary H. Shafran
Manager, United New Concepts Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                United New Concepts Fund, Inc., Class A Shares,
                          The Nasdaq Industrials Index
           and The Lipper Small Company Growth Fund Universe Average

                                United                        Lipper
                                 New                          Small
                               Concepts                      Company
                                Fund,          Nasdaq      Growth Fund
                                Class       Industrials      Universe
                               A Shares        Index         Average
                              ---------      ---------      ----------
     03/31/89  Purchase          9,425         10,000         10,000
     03/31/90                   10,046         11,301         11,209
     03/31/91                   13,423         13,672         12,820
     03/31/92                   18,502         16,959         15,789
     03/31/93                   19,093         17,900         17,668
     03/31/94                   21,998         19,542         19,601
     03/31/95                   26,508         20,111         21,111
     03/31/96                   34,509         25,708         27,849
     03/31/97                   31,617         25,536         29,179
     03/31/98                   47,880         34,159         41,940
     03/31/99                   56,417         34,783         35,421

===== United New Concepts Income Fund, Class A Shares* -- $56,417
+++++ Nasdaq Industrials Index  -- $34,783
----  Lipper Small Company Growth Fund Universe Average -- $35,421

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return+
                    Class A++  Class Y
         -----------------------------
Year Ended
   3/31/99          11.06%     18.29%
5 Years Ended
   3/31/99          19.81%     N/A
10 Years Ended
   3/31/99          18.89%     N/A
Life of
   Class Y +++      N/A        16.80%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/6/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/99.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 1999
(Restated to reflect the 100% stock
dividend effected June 26, 1998.)
-------------------------------------------

DIVIDEND PAID                       $0.004
                                    ======

CAPITAL GAINS DISTRIBUTION          $1.250
                                    ======

NET ASSET VALUE ON
  3/31/99 $9.52 adjusted to:        $10.77   (A)
  3/31/98                             9.24
                                    ------
CHANGE PER SHARE                     $1.53
                                    ======

(A)This number includes the capital gains distribution of $1.25 paid in December 1998 added to the actual net asset value on March 31, 1999.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                    Average Annual Total Return
                                    ---------------------------
                                        With          Without
Period                               Sales Load*   Sales Load**
------                               -----------   ------------
 1-year period ended 3-31-99            11.06%         17.83%
 5-year period ended 3-31-99            19.31%         20.73%
10-year period ended 3-31-99            18.89%         19.59%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1999, United New Concepts Fund, Inc. had net assets totaling $983,984,388 invested in a diversified portfolio of:

   86.06%  Common Stocks
   13.29%  Cash and Cash Equivalents
    0.65%  Options

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on March 31, 1999, your Fund owned:

 $40.39  Services Stocks
  20.25  Manufacturing Stocks
  17.01  Transportation, Communication, Electric
           and Sanitary Services Stocks
  13.29  Cash and Cash Equivalents
   7.16  Wholesale and Retail Trade Stocks
   1.25  Finance, Insurance and Real Estate Stocks
   0.65  Options

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1999


                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 0.39%
 Children's Place Retail Stores, Inc. (The)* 142,300 $  3,837,653

Automotive Dealers and Service Stations - 2.44%
 O'Reilly Automotive, Inc.*  .............   537,750   24,047,508

Building Materials and Garden Supplies - 0.75%
 Fastenal Company  .......................   210,000    7,356,562

Business Services - 24.90%
 America Online, Inc.*  ..................   500,000   73,000,000
 Carreker-Antinori, Inc.*  ...............   330,000    2,248,125
 Cerner Corporation*  .................... 1,000,000   16,000,000
 Citrix Systems, Inc.*  ..................   600,000   22,837,500
 Concord EFS, Inc.*  .....................   569,530   15,662,075
 Dendrite International, Inc.*  ..........   600,000   13,556,250
 Getty Images, Inc.*  ....................   459,600    9,637,237
 Inktomi Corporation*  ...................    60,000    5,137,500
 Intuit Inc.*  ...........................   400,000   40,687,500
 Learning Company, Inc. (The)*  ..........   400,000   11,600,000
 MemberWorks Incorporated*  ..............   275,000    9,951,563
 National Data Corporation  ..............   250,000   10,500,000
 Transaction Systems Architects, Inc.,
   Class A* ..............................   300,000   10,809,375
 Verity, Inc.*  ..........................   100,000    3,343,750
   Total .................................            244,970,875

Chemicals and Allied Products - 3.06%
 Forest Laboratories, Inc.*  .............   180,000   10,147,500
 Genzyme Corporation - General Division*     150,000    7,560,937
 PAREXEL International Corporation*  .....   300,000    6,187,500
 SangStat Medical Corporation*  ..........   500,000    6,171,875
   Total .................................             30,067,812

Communication - 14.21%
 COLT Telecom Group plc, ADR*  ...........   460,000   33,048,125
 Concentric Network Corporation*  ........   280,000   20,956,250
 Intermedia Communications of Florida, Inc.* 150,000    4,012,500
 Paging Network, Inc.*  .................. 1,500,000    6,984,375
 PrimaCom AG, ADR*  ......................   130,000    2,275,000
 Qwest Communications International Inc.*    349,830   25,220,557
 Research In Motion Limited (A)*  ........   800,000    8,354,078
 SkyTel Communications, Inc.*  ...........   600,000    9,993,750
 Western Wireless Corporation, Class A*  .   800,000   28,975,000
   Total .................................            139,819,635

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Computer Integrated Systems Design - 7.72%
 FORE Systems, Inc.*  ....................   700,000 $ 13,234,375
 Parametric Technology Corporation*  .....   600,000   11,868,750
 Shared Medical Systems Corporation  .....   300,000   16,706,250
 Sunquest Information Systems, Inc.*  ....   291,100    3,247,584
 USWeb Corporation*  .....................   750,000   30,890,625
   Total .................................             75,947,584

Electric, Gas and Sanitary Services - 2.80%
 Allied Waste Industries, Inc., New*  .... 1,300,000   18,768,750
 Montana Power Company (The)  ............   120,000    8,827,500
   Total .................................             27,596,250

Electronic and Other Electric Equipment - 5.14%
 Broadcom Corporation, Class A*  .........   200,000   12,312,500
 Celestica, Inc.*  .......................   250,000    8,109,375
 Gemstar International Group Limited*  ...   150,000   11,268,750
 hi/fn, inc.*  ...........................    53,300    1,982,094
 Scientific-Atlanta, Inc.  ...............   250,000    6,812,500
 Xilinx, Inc.*  ..........................   250,000   10,132,812
   Total .................................             50,618,031

Engineering and Management Services - 7.23%
 AHL Services, Inc.*  ....................   600,000   12,225,000
 Corporate Executive Board Company (The)*    200,000    5,250,000
 Incyte Pharmaceuticals, Inc.*  ..........   640,000   12,820,000
 MAXIMUS, Inc.*  .........................   500,000   14,562,500
 Quintiles Transnational Corp.*  .........   699,600   26,278,725
   Total .................................             71,136,225

Food and Kindred Products - 2.59%
 American Italian Pasta Company, Class A*    525,000   13,125,000
 Packaged Ice, Inc.*  ....................   370,000    2,300,938
 Tootsie Roll Industries, Inc.  ..........   218,545   10,066,747
   Total .................................             25,492,685

Furniture and Home Furnishings Stores - 0.86%
 Williams-Sonoma, Inc.*  .................   300,000    8,475,000

Health Services - 0.54%
 Quorum Health Group, Inc.*  .............   527,500    5,324,453

Industrial Machinery and Equipment - 1.34%
 Cisco Systems, Inc.*  ...................   120,000   13,151,250


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 1.51%
 Bionx Implants, Inc.*  ..................   450,000 $  2,503,125
 Cerus Corporation*  .....................    75,000    1,652,344
 STERIS Corporation*  ....................   400,000   10,650,000
   Total .................................             14,805,469

Insurance Carriers - 0.20%
 ESG Re Limited  .........................   125,000    1,980,469

Miscellaneous Manufacturing Industries - 1.20%
 Blyth Industries, Inc.*  ................   500,000   11,812,500

Miscellaneous Retail - 1.78%
 MSC Industrial Direct Co., Inc., Class A*   600,000   10,200,000
 Spiegel, Inc., Class A*  ................   135,000      824,766
 uBid, Inc.*  ............................   100,000    6,512,500
   Total .................................             17,537,266

Paper and Allied Products - 0.62%
 IVEX Packaging Corporation*  ............   400,000    6,075,000

Real Estate - 1.05%
 Stewart Enterprises, Inc., Class A  .....   644,500   10,332,141

Stone, Clay and Glass Products - 1.75%
 Gentex Corporation*  ....................   800,000   17,250,000

Transportation Equipment - 3.04%
 Harley-Davidson, Inc.  ..................   520,000   29,900,000

Wholesale Trade -- Nondurable Goods - 0.94%
 U.S. Foodservice*  ......................   199,800    9,290,700

TOTAL COMMON STOCKS - 86.06%                         $846,825,068
 (Cost: $532,356,030)

                                           Number of
                                           Contracts

OPTIONS
September 1600 Call Option on Morgan
 Stanley High Tech Index,
 Expires 9-22-99  ........................     1,101    1,550,908

September 908.50 Put Spread Option on Morgan Stanley
   High Tech Index, With Floor Price of 772.2
 Expires 9-22-99  ........................     1,101    4,824,436

TOTAL OPTIONS - 0.65%                                $  6,375,344
 (Cost: $7,907,540)
                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1999

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Auto Repair, Services and Parking - 0.88%
 PHH Corp.,
   5.02%, 4-6-99 .........................   $ 8,700    8,693,934

Chemicals and Allied Products - 0.58%
 du Pont (E.I.) de Nemours and Company,
   4.8%, 4-12-99 .........................     5,685    5,676,662

Communication - 1.21%
 Dominion Resources, Inc.,
   5.0%, 5-5-99 ..........................    12,000   11,943,333

Electric, Gas and Sanitary Services - 4.80%
 Bay State Gas Co.,
   4.86%, 4-13-99 ........................     4,625    4,617,508
 Commonwealth Edison Co.,
   5.03%, 4-6-99 .........................     6,700    6,695,319
 PS Colorado Credit Corp.,
   5.02%, 4-5-99 .........................    11,500   11,493,586
 Public Service Electric & Gas Co.,
   5.0%, 4-7-99 ..........................    12,070   12,059,942
 Questar Corp.,
   4.87%, 4-8-99 .........................     5,384    5,378,902
 Western Resources, Inc.,
   5.03%, 4-21-99 ........................     7,000    6,980,439
   Total .................................             47,225,696

Engineering and Management Services - 0.43%
 Halliburton Co.,
   4.84%, 4-21-99 ........................     4,200    4,188,707

Fabricated Metal Products - 0.46%
 Danaher Corporation,
   4.9388%, Master Note ..................     4,551    4,551,000

Food and Kindred Products - 2.27%
 ConAgra, Inc.:
   5.05%, 4-6-99 .........................     3,500    3,497,545
   5.02%, 4-9-99 .........................     5,750    5,743,586
 General Mills, Inc.,
   4.7938%, Master Note ..................    13,148   13,148,000
   Total .................................             22,389,131

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1999

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES (Continued)
Instruments and Related Products - 1.94%
 Baxter International Inc.:
   4.9%, 4-16-99 .........................   $14,100 $ 14,071,212
   4.9%, 4-21-99 .........................     5,000    4,986,389
   Total .................................             19,057,601

Metal Mining - 1.67%
 BHP Finance (USA) Inc.,
   5.07%, 4-9-99 .........................    16,446   16,427,471

Nondepository Institutions - 0.51%
 Ford Motor Credit Company,
   4.86%, 4-8-99 .........................     5,000    4,995,275

Personal Services - 0.81%
 Block Financial Corp.,
   4.84%, 4-20-99 ........................     8,000    7,979,564

TOTAL SHORT-TERM SECURITIES - 15.56%                 $153,128,374
 (Cost: $153,128,374)

TOTAL INVESTMENT SECURITIES - 102.27%              $1,006,328,786
 (Cost: $693,391,944)

LIABILITIES, NET OF CASH AND OTHER ASSETS _ (2.27%)   (22,344,398)

NET ASSETS - 100.00%                                 $983,984,388

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1999

Notes To Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

As of March 31, 1999, the following written call option was outstanding (See
     Note 6 to financial statements):

                   Contracts
     Underlying     Subject Expiration Month/  Premium     Market
     Index          to Call  Exercise Price   Received      Price
     ---------------------------------------------------------------
     Morgan Stanley
     High Tech Index 1,101 September 1,044.80$6,499,725$13,285,636

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,006,329
 Cash   ............................................           76
 Receivables:
   Investment securities sold.......................       14,025
   Fund shares sold ................................        2,644
   Dividends and interest ..........................          108
 Prepaid insurance premium  ........................           10
                                                       ----------
    Total assets  ..................................    1,023,192
                                                       ----------
Liabilities
 Payable for investment securities purchased .......       23,602
 Outstanding call options at market (Note 6)  ......       13,286
 Payable to Fund shareholders  .....................        1,845
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          243
 Accrued service fee (Note 2)  .....................           58
 Accrued management fee (Note 2)  ..................           20
 Accrued distribution fee (Note 2)  ................           19
 Accrued accounting services fee (Note 2)  .........            7
 Other  ............................................          128
                                                       ----------
    Total liabilities  .............................       39,208
                                                       ----------
      Total net assets .............................   $  983,984
                                                       ==========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................   $  103,314
   Additional paid-in capital ......................      510,305
 Accumulated undistributed income:
   Accumulated undistributed net realized gain
    on investment transactions  ....................       64,214
   Net unrealized appreciation in value of
    investments  ...................................      312,937
   Net unrealized depreciation in value of written
    call options  ..................................       (6,786)
                                                       ----------
    Net assets applicable to outstanding units
      of capital ...................................   $  983,984
                                                       ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $9.52
 Class Y  ..........................................        $9.53
Capital shares outstanding
 Class A  ..........................................      102,046
 Class Y  ..........................................        1,268
Capital shares authorized ..........................      300,000

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)

Investment Income (Loss)
 Income (Note 1B):
   Interest and amortization .......................     $ 10,002
   Dividends .......................................          502
                                                         --------
    Total income  ..................................       10,504
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        6,235
   Transfer agency and dividend disbursing - Class A        2,016
   Service fee - Class A ...........................        1,936
   Distribution fee - Class A ......................          141
   Accounting services fee .........................           82
   Custodian fees ..................................           45
   Shareholder servicing - Class Y .................           17
   Audit fees ......................................           16
   Legal fees ......................................            9
   Other ...........................................          318
                                                         --------
    Total expenses  ................................       10,815
                                                         --------
      Net investment loss ..........................         (311)
                                                         --------

Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................      110,614
 Realized net loss on foreign currency transactions           (61)
                                                         --------
   Realized net gain on investments ................      110,553
                                                         --------
 Unrealized appreciation in value of investments
   during the period ...............................       45,716
 Unrealized depreciation in value of written call
   options during the period .......................       (6,786)
 Unrealized depreciation in value of options
   purchased during the period .....................       (1,532)
                                                         --------
   Unrealized appreciation .........................       37,398
                                                         --------
    Net gain on investments  .......................      147,951
                                                         --------
      Net increase in net assets resulting from
       operations  .................................     $147,640
                                                         ========

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                            For the fiscal year
                                              ended March 31,
                                      ----------------------------
                                              1999      1998
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income (loss) .....       $   (311)    $      414
   Realized net gain on investments .        110,553         81,941
   Unrealized appreciation ..........         37,398       192,525
                                            --------      ---------
    Net increase in net assets
      resulting from operations .....        147,640       274,880
                                            --------      ---------
 Distributions to shareholders from (Note 1D):*
   Net investment income:
    Class A  ........................          (348)           (750)
    Class Y  ........................           (40)            (39)
   Realized gains on
    securities transactions:
    Class A  ........................      (108,654)        (63,226)
    Class Y  ........................        (1,329)           (969)
                                            --------      ---------
                                           (110,371)        (64,984)
                                            --------      ---------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (45,229,713 and 69,999,164
      shares, respectively) .........        420,544      1,127,590
    Class Y (1,008,266 and 166,671
      shares, respectively) .........          9,457          2,765
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (12,288,232 and 4,237,797
      shares, respectively) .........        107,269         63,567
    Class Y (156,588 and 67,193
      shares, respectively) .........          1,367          1,008
   Payments for shares redeemed:
    Class A (39,822,410 and 68,937,977
      shares, respectively)..........       (371,985)    (1,120,136)
    Class Y (1,033,095 and 243,230
      shares, respectively) .........         (9,638)        (3,950)
                                            --------      ---------
      Net increase in net assets resulting
       from capital share transactions       157,014         70,844
                                            --------      ---------
       Total increase  ..............        194,283        280,740
Net Assets
 Beginning of period ............ ...        789,701        508,961
                                            --------      ---------
 End of period  .....................       $983,984      $ 789,701
                                            ========      =========
   Undistributed net investment income          $---           $377
                                                ====           ====
                 *See "Financial Highlights" on pages 14 - 15.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                              For the fiscal year ended March 31,
                              -----------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.24  $6.80   $7.73  $6.13   $5.47
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...          (0.00)  0.01    0.03   0.02    0.02
 Net realized and
   unrealized gain
   (loss) on
   investments .....           1.54   3.29   (0.64)  1.81    1.06
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.54   3.30   (0.61)  1.83    1.08
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.01) (0.01)  (0.03) (0.02)  (0.01)
 From capital gains           (1.25) (0.85)  (0.29) (0.21)  (0.41)
                              -----  -----   -----  -----   -----
Total distributions.          (1.26) (0.86)  (0.32) (0.23)  (0.42)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $9.52  $9.24   $6.80  $7.73   $6.13
                              =====  =====   =====  =====   =====
Total return**......          17.83% 51.44%  -8.38% 30.18%  20.50%
Net assets, end
 of period (in
 millions) .........           $972   $779    $501   $492    $304
Ratio of expenses
 to average net
 assets  ...........           1.29%  1.25%   1.27%  1.19%   1.24%
Ratio of net investment
 income (loss)to average
 net assets  .......          -0.04%  0.06%   0.39%  0.29%   0.30%
Portfolio turnover
 rate  .............          48.95% 38.51%  38.82% 27.75%  44.01%

  *Per-share and share amounts have been adjusted retroactively to reflect the
   100% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                                                  For the
                         For the fiscal            period
                      year ended March 31,  from 9/6/95**
                     ---------------------        through
                       1999    1998   1997        3/31/96
                     ------  ------ ------        --------
Net asset value,
 beginning of period  $9.25   $6.80  $7.74          $7.57
                      -----   -----  -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.03    0.03   0.05           0.02
 Net realized and
   unrealized gain (loss)
   on investments...   1.54    3.30  (0.65)          0.38
                      -----   -----  -----          -----
Total from investment
 operations ........   1.57    3.33  (0.60)          0.40
                      -----   -----  -----          -----
Less distributions:
 From net investment
   income...........  (0.04)  (0.03) (0.05)         (0.02)
 From capital gains   (1.25)  (0.85) (0.29)         (0.21)
                      -----   -----  -----          -----
Total distributions.  (1.29)  (0.88) (0.34)         (0.23)
                      -----   -----  -----          -----
Net asset value,
 end of period .....  $9.53   $9.25  $6.80          $7.74
                      =====   =====  =====          =====
Total return .......  18.29%  51.83% -8.12%          5.44%
Net assets, end of
 period (in
 millions)  ........    $12     $11     $8             $7
Ratio of expenses
 to average net
 assets ............   0.95%   0.96%  0.97%          0.96%***
Ratio of net
 investment income
 to average net
 assets ............   0.29%   0.35%  0.69%          0.54%***
Portfolio
 turnover rate .....  48.95%  38.51% 38.82%         27.75%***

  *Per-share and share amounts have been adjusted retroactively to reflect the
   100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 1999, the Fund reclassified $310,712 between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

F.   Options -- See Note 6 -- Options.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                     Accounting Services Fee
                Average
            Net Asset Level                  Annual Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,777,199, out of which W&R paid sales commissions of $2,779,296 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $29,364, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $380,112,854 while proceeds from maturities and sales aggregated $326,857,921. Purchases of options aggregated $7,907,540 while proceeds from options aggregated $6,499,725. Purchases of short-term securities aggregated $3,062,388,575 while proceeds from maturities and sales aggregated $3,068,678,554. No U.S. Government securities were bought or sold during the period ended March 31, 1999.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $110,303,268, resulting in net unrealized appreciation of $312,936,842, of which $356,464,820 related to appreciated securities and $43,527,978 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $81,941,223 during the year ended March 31, 1998, of which a portion was paid to shareholders during the period ended March 31, 1998. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

NOTE 6 -- Options

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded, or in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Options purchased by United New Concepts Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     Transactions in call options written were as follows:
                                        Number of
                                        Contracts      Premiums
                                        ---------      --------
Outstanding at March 31, 1998 .......      ---        $  ---
Options written .....................     1,101       6,499,725
Options terminated in closing
     purchase transactions ..........      ---           ---
Options exercised ...................      ---           ---
Options expired .....................      ---           ---
                                          -----      ----------
Outstanding at March 31, 1999 .......     1,101      $6,499,725
                                          =====      ==========

NOTE 7 -- Stock Dividend

     The Fund's Board of Directors approved on February 11, 1998 a stock dividend of 100% effected on June 26, 1998. Authorized shares of the Fund were accordingly increased by 100,000,000 shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the _Fund_) as of March 31, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. as of March 31, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

INCOME TAX INFORMATION

The amount of the dividend and capital gain below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          ---------------------------------------------------------
                   For Individuals        For Corporations
                  -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
12-16-98   $1.254 $0.0560    $1.1980  $0.0041   $0.0519   $1.1980
           ------ -------    -------  -------   -------   -------
Total      $1.254 $0.0560    $1.1980  $0.0041   $0.0519   $1.1980
           ====== =======    =======  =======   =======   =======


                                    Class Y
12-16-98   $1.288 $0.0900    $1.1980  $0.0394   $0.0506   $1.1980
           ------ -------    -------  -------   -------   -------
Total      $1.288 $0.0900    $1.1980  $0.0394   $0.0506   $1.1980
           ====== =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Zachary H. Shafran, Vice President



Lower sales charges are available by combining the net asset value ("NAV") of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.














FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

NUR1012A(3-99)

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